Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 2 TO AMENDED AND RESTATED CREDIT AGREEMENT

This AMENDMENT NO. 2 TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of August 15, 2017 among NN, Inc., a Delaware corporation (the “Borrower”), the Revolving Credit Lenders party hereto, and SunTrust Bank, as the administrative agent (the “Administrative Agent”).

RECITALS:

WHEREAS, the Borrower, the Administrative Agent and the Lenders from time to time party thereto are parties to the Amended and Restated Credit Agreement, dated as of September 30, 2016 (as amended to date, and as the same may from time to time be further amended, restated or otherwise modified, the “Credit Agreement”), which amended and restated the Credit Agreement, dated as of October 19, 2015, as amended;

WHEREAS, the Borrower, certain of the Revolving Credit Lenders and the Administrative Agent desire to amend the Credit Agreement to modify certain provisions thereof pursuant to the terms of the Credit Agreement;

WHEREAS, pursuant to Sections 7.14 and 10.01 of the Credit Agreement, the consent of the Required Revolving Lenders is required for the effectiveness of certain of the amendments to the Credit Agreement set forth herein, and each of the Revolving Credit Lenders whose consent is required has agreed to the foregoing as evidenced by its signature to this Amendment.

AGREEMENT:

In consideration of the premises and mutual covenants herein and for other valuable consideration, the Borrower, the Administrative Agent and the Revolving Credit Lenders party hereto agree as follows:

Section 1. Definitions. Unless otherwise defined herein, each capitalized term used in this Amendment and not defined herein shall be defined in accordance with the Credit Agreement.

Section 2. Amendments.

(i) The definition of “Applicable Rate” is hereby amended by replacing each “>” where it appears in the table set forth therein with respect to the Applicable Rate for the Revolving Credit Facility with “≥”.

(ii) The following definition set forth in Section 1.01 of the Credit Agreement is hereby restated in its entirety as follows:

“Consolidated Net Leverage Ratio” means, as of any date, determined on a consolidated basis, the ratio of (a) Consolidated Funded Indebtedness (as of such date) minus the aggregate amount equal to the lesser of (x) (1) 100% of the Unrestricted Cash and Cash Equivalents (as of such date) of the Borrower and its Domestic Subsidiaries plus (2) 50% of the Unrestricted Cash and Cash Equivalents (as of such date) of the Foreign Subsidiaries of the Borrower organized under the laws of a jurisdiction located in Europe, as of such date, and (y) the Cap Amount to (b) Consolidated EBITDA for the period of four consecutive fiscal quarters of the Borrower then ended (in the case of any determination as of the last day of a fiscal quarter) or for the most recently completed four fiscal quarters of the Borrower for which financials are required to be delivered hereunder (in the case of any determination of such ratio on a pro forma basis hereunder). For the purposes of this definition, the “Cap Amount” means the greater of (A) $40,000,000 and (B) the amount (not to exceed $150,000,000) of Unrestricted Cash and Cash Equivalents standing to the credit of Deposit Account Control Agreements (as of such date).”

Section 3. Conditions to Effectiveness. This Amendment shall become effective on the first Business Day on which the following conditions are satisfied or waived (the “Second Amendment Effective Date”); provided that the definition of “Applicable Rate”, as amended herein pursuant to Section 2(i), shall become immediately effective upon the execution of this Amendment by the Borrower and the Administrative Agent:

(i) the Administrative Agent (or its counsel) shall have received counterparts of this Amendment that, when taken together, bear the signatures of Revolving Credit Lenders constituting the Required Revolving Lenders as well as signatures of (A) the Administrative Agent, (B) the Borrower and (C) the Guarantors;

(ii) the Borrower shall have paid the fees, charges and disbursements of counsel to the Administrative Agent, to the extent invoiced at least one Business Day prior to the Second Amendment Effective Date; and

(iii) the Administrative Agent shall have received a certificate from the Borrower, dated as of the Second Amendment Effective Date, certifying that (A) both before and immediately after giving effect to this Amendment, there shall exist no Default or Event of Default and (B) the representations and warranties of the Borrower and each other Loan Party contained in Article V of the Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, are true and correct in all material respects (or, with respect to representations and warranties modified by a materiality or Material Adverse Effect standard, in all respects) on and as of the Second Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (or, with respect to representations and warranties modified by a materiality or Material Adverse Effect standard, in all respects) as of such earlier date.

Section 4. Acknowledgments and Affirmations of the Loan Parties. Each Loan Party hereby expressly acknowledges the terms of this Amendment and confirms and reaffirms, as of the date hereof, (i) the covenants and agreements contained in each Loan Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Amendment and the transactions contemplated hereby and thereby, (ii) its guarantee of the Obligations under the Guaranty and (iii) its grant of Liens on the Collateral to secure the Obligations pursuant to the Security Documents; provided that, on and after the effectiveness of this Amendment, each reference in the Guaranty and in each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Credit Agreement, as amended hereby. Without limiting the generality of the foregoing, the Security Documents to which such Loan Party is a party and all of the Collateral described therein do, and shall continue to, secure payment and performance of all of the Obligations.

Section 5. Miscellaneous.

5.1 Representations and Warranties. The Borrower and each Guarantor, by signing below, hereby represents and warrants to the Administrative Agent and the Lenders that:

(i) it has the legal power and authority to execute and deliver this Amendment;

(ii) the officers executing this Amendment on its behalf have been duly authorized to execute and deliver the same and bind it with respect to the provisions hereof;

(iii) the execution and delivery hereof by it and the performance and observance by it of the provisions hereof do not conflict with, result in a breach in any of the provisions of, constitute a default under, or result in the creation of a Lien (other than Liens permitted under Section 7.01 of the Credit Agreement) upon any assets or property of any Loan Party under the provisions of, (a) such Loan Party’s Organization Documents, (b) any material agreement to which any Loan Party is a party, (c) any order, injunction, writ or decree of any Governmental Authority or (d) any Law, except with respect to any conflict, breach, default or violation referred to in clauses (c) and (d) above, solely to the extent that such conflicts, breaches, defaults or violations, either individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect;

(iv) no Default or Event of Default exists under the Credit Agreement, nor will any occur immediately after the execution and delivery of this Amendment or by the performance or observance of any provision hereof;

(v) this Amendment constitutes its valid and binding obligation in every respect, enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors’ rights or by general principles of equity limiting the availability of equitable remedies;

(vi) no consent, approval or authorization of, or filing, registration, or qualification with, any Governmental Authority or any other Person is required to be obtained or completed by any Loan party in connection with the execution, delivery or performance of this Amendment, that has not already been obtained or completed; and

(vii) each of the representations and warranties set forth in Article V of the Credit Agreement is true and correct in all material respects as of the date hereof, except to the extent that any thereof expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of the date when made.

5.2 Credit Agreement Unaffected. Each reference to the Credit Agreement or in any other Loan Document shall hereafter be construed as a reference to the Credit Agreement as amended hereby. Except as herein otherwise specifically provided, all provisions of the Credit Agreement shall remain in full force and effect and be unaffected hereby. This Amendment is a Loan Document.

5.3 Guarantor Acknowledgment. Each Guarantor, by signing this Amendment:

(i) consents and agrees to and acknowledges the terms of this Amendment;

(ii) acknowledges and agrees that all of the Loan Documents to which such Guarantor is a party or otherwise bound shall continue in full force and effect and that all of such Guarantor’s obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment;

(iii) represents and warrants to the Administrative Agent and the Lenders that all representations and warranties made by such Guarantor and contained in this Amendment or any other Loan Document to which it is a party are true and correct in all material respects on and as of the date hereof to the same extent as though made on and as of the date hereof, except to the extent that any thereof expressly relate to an earlier date; and

(iv) acknowledges and agrees that (A) notwithstanding the conditions to effectiveness set forth in this Amendment, such Guarantor is not required by the terms of the Credit Agreement or any other Loan Document to which such Guarantor is a party to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (B) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendments or modifications to the Credit Agreement.

5.4 Waiver. The Borrower and each Guarantor, by signing below, hereby waives and releases the Administrative Agent and each of the Lenders and their respective Related Parties from any and all claims, offsets, defenses and counterclaims of which the Borrower and any Guarantor is aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

5.5 Entire Agreement. This Amendment, together with the Credit Agreement and the other Loan Documents integrate all the terms and conditions mentioned herein or incidental hereto and supersede all oral representations and negotiations and prior writings with respect to the subject matter hereof.

5.6 Counterparts. This Amendment may be executed in any number of counterparts, by different parties hereto in separate counterparts and by facsimile signature, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

5.7 Governing Law. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT (EXCEPT, AS TO ANY OTHER LOAN DOCUMENT, AS EXPRESSLY SET FORTH THEREIN) AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

5.8 JURY TRIAL WAIVER. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).

[Signature pages follow.]

IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the date first above written.

NN, INC., as the Borrower

By:	/s/ J. Robert Atkinson
Name: J. Robert Atkinson Title: Vice President, Strategy

Signature Page

Amendment No. 2 to Amended and Restated Credit Agreement

Acknowledged and agreed to by each of the undersigned Guarantors:

AUTOCAM CORPORATION

AUTOCAM-PAX, INC.

INDUSTRIAL MOLDING CORPORATION

WHIRLAWAY CORPORATION

PNC ACQUISITION COMPANY, INC.

PMC USA ACQUISITION COMPANY, INC.

PMC ACQUISITION COMPANY, INC.

NN PRECISION PLASTICS, INC.

CAPROCK MANUFACTURING, INC.

CAPROCK ENCLOSURES, LLC

PRECISION ENGINEERED PRODUCTS

    HOLDINGS, INC.

PRECISION ENGINEERED PRODUCTS LLC

BRAININ-ADVANCE INDUSTRIES LLC

WAUCONDA TOOL & ENGINEERING LLC

LACEY MANUFACTURING COMPANY, LLC

GENERAL METAL FINISHING LLC

POLYMETALLURGICAL LLC

MATRlX I LLC

BOSTON ENDO-SURGICAL TECHNOLOGIES
LLC

CONNECTICUT PLASTICS. LLC

ADVANCED PRECISION PRODUCTS, INC.

HOWESTEMCO, LLC

PREMCO, INC.

PROFILES INCORPORATED

HOLMED, LLC

TRIGON INTERNATIONAL LLC

By:	/s/ J. Robert Atkinson
Name: J. Robert Atkinson Title: Vice President and Treasurer

Signature Page

Amendment No. 2 to Amended and Restated Credit Agreement

SUNTRUST BANK, as Administrative Agent

By:	/s/ Anika Kirs
Name: Anika Kirs Title: Vice President

SUNTRUST BANK, as a Revolving Credit Lender

By:	/s/ Anika Kirs
Name: Anika Kirs Title: Vice President

Signature Page

Amendment No. 2 to Amended and Restated Credit Agreement

The undersigned hereby consents to and approves of the foregoing amendment:

REGIONS BANK, as a Revolving Credit Lender

By:	/s/ Marc Sanchez
Name: Marc Sanchez
Title: Director

Signature Page

Amendment No. 2 to Amended and Restated Credit Agreement

The undersigned hereby consents to and approves of the foregoing amendment:

JPMORGAN CHASE BANK, N.A., as a Revolving Credit Lender

By:	/s/ John A. Horts
Name: John A. Horst
Title: Executive Director

Signature Page

Amendment No. 2 to Amended and Restated Credit Agreement

The undersigned hereby consents to and approves of the foregoing amendment:

HOMETRUST BANK, as a Revolving Credit Lender

By:	/s/ Corey Webb
Name: Marc Sanchez
Title: Senior Vice President

Signature Page

Amendment No. 2 to Amended and Restated Credit Agreement

The undersigned hereby consents to and approves of the foregoing amendment:

KEYBANK NATIONAL ASSOCIATION, as a Revolving Credit Lender

By:	/s/ Ari Deutchman
Name: Ari Deutchman
Title: Senior Vice President

Signature Page

Amendment No. 2 to Amended and Restated Credit Agreement